                                                      EXHIBIT 24

                            ILLINOIS TOOL WORKS INC.

                             FORM 10-K ANNUAL REPORT

                             -----------------------

                                POWER OF ATTORNEY

                             -----------------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints John D. Nichols, Harold B. Smith, H. Richard Crowther and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Companys's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 17th day of February 1995.




                          (s)   Julius W. Becton, Jr.
                          ------------------------------------
                          (signature)



                          Julius W. Becton, Jr.
                          ------------------------------------
                          (printed name)

                                                      EXHIBIT 24

                            ILLINOIS TOOL WORKS INC.

                             FORM 10-K ANNUAL REPORT

                             -----------------------

                                POWER OF ATTORNEY

                             -----------------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints John D. Nichols, Harold B. Smith, H. Richard Crowther and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Companys's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 17th day of February 1995.




                          (s)   Silas S. Cathcart
                          ------------------------------------
                          (signature)



                          Silas S. Cathcart
                          ------------------------------------
                          (printed name)

                                                                     EXHIBIT 24

                            ILLINOIS TOOL WORKS INC.

                             FORM 10-K ANNUAL REPORT

                             -----------------------

                                POWER OF ATTORNEY

                             -----------------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints John D. Nichols, Harold B. Smith, H. Richard Crowther and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Companys's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 17th day of February 1995.




                          (s)   Susan Crown
                          ------------------------------------
                          (signature)



                          Susan Crown
                          ------------------------------------
                          (printed name)

                                                                     EXHIBIT 24

                            ILLINOIS TOOL WORKS INC.

                             FORM 10-K ANNUAL REPORT

                             -----------------------

                                POWER OF ATTORNEY

                             -----------------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints John D. Nichols, Harold B. Smith, H. Richard Crowther and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Companys's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 17th day of February 1995.




                          (s)  Richard M. Jones
                          ------------------------------------
                          (signature)



                          Richard M. Jones
                          ------------------------------------
                          (printed name)

                                                      EXHIBIT 24

                            ILLINOIS TOOL WORKS INC.

                             FORM 10-K ANNUAL REPORT

                             -----------------------

                                POWER OF ATTORNEY

                             -----------------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints John D. Nichols, Harold B. Smith, H. Richard Crowther and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Companys's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 17th day of February 1995.




                          (s)   George D. Kennedy
                          ------------------------------------
                          (signature)



                          George D. Kennedy
                          ------------------------------------
                          (printed name)

                                                                     EXHIBIT 24

                            ILLINOIS TOOL WORKS INC.

                             FORM 10-K ANNUAL REPORT

                             -----------------------

                                POWER OF ATTORNEY

                             -----------------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints John D. Nichols, Harold B. Smith, H. Richard Crowther and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Companys's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 17th day of February 1995.




                          (s)   Richard H. Leet
                          ------------------------------------
                          (signature)



                          Richard H. Leet
                          ------------------------------------
                          (printed name)

                                                                     EXHIBIT 24

                            ILLINOIS TOOL WORKS INC.

                             FORM 10-K ANNUAL REPORT

                             -----------------------

                                POWER OF ATTORNEY

                             -----------------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints John D. Nichols, Harold B. Smith, H. Richard Crowther and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Companys's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 17th day of February 1995.




                          (s)   Robert C. McCormack
                          ------------------------------------
                          (signature)



                          Robert C. McCormack
                          ------------------------------------
                          (printed name)

                                                                     EXHIBIT 24

                            ILLINOIS TOOL WORKS INC.

                             FORM 10-K ANNUAL REPORT

                             -----------------------

                                POWER OF ATTORNEY

                             -----------------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints John D. Nichols, Harold B. Smith, H. Richard Crowther and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Companys's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 17th day of February 1995.




                          (s)   John D. Nichols
                          ------------------------------------
                          (signature)



                          John D. Nichols
                          ------------------------------------
                          (printed name)

                                                                     EXHIBIT 24

                            ILLINOIS TOOL WORKS INC.

                             FORM 10-K ANNUAL REPORT

                             -----------------------

                                POWER OF ATTORNEY

                             -----------------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints John D. Nichols, Harold B. Smith, H. Richard Crowther and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Companys's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 17th day of February 1995.




                          (s)   Harold B. Smith
                          ------------------------------------
                          (signature)



                          Harold B. Smith
                          ------------------------------------
                          (printed name)

                                                                     EXHIBIT 24

                            ILLINOIS TOOL WORKS INC.

                             FORM 10-K ANNUAL REPORT

                             -----------------------

                                POWER OF ATTORNEY

                             -----------------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints John D. Nichols, Harold B. Smith, H. Richard Crowther and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Companys's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 17th day of February 1995.




                          (s)   Phillip B. Rooney
                          ------------------------------------
                          (signature)



                          Phillip B. Rooney
                          ------------------------------------
                          (printed name)

                                                                     EXHIBIT 24

                            ILLINOIS TOOL WORKS INC.

                             FORM 10-K ANNUAL REPORT

                             -----------------------

                                POWER OF ATTORNEY

                             -----------------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints John D. Nichols, Harold B. Smith, H. Richard Crowther and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Companys's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 17th day of February 1995.




                          (s)   Ormand J. Wade
                          ------------------------------------
                          (signature)



                          Ormand J. Wade
                          ------------------------------------
                          (printed name)